SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|      Preliminary proxy statement
|_|      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive proxy statement
|_|      Definitive additional materials
|_|      Soliciting material pursuant to Rule 14a-12


                           DutchFork Bancshares, Inc.
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                (Name of Registrant as Specified in Its Charter)

                           DutchFork Bancshares, Inc.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     N/A
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(2)  Aggregate number of securities to which transactions applies:

     N/A
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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11:

     N/A
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(4)  Proposed maximum aggregate value of transaction:

     N/A
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(5)  Total Fee paid:

     N/A
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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


(1)  Amount previously paid:

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(2)  Form, schedule or registration statement no.:

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(3)  Filing party:

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(4)  Date filed:

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


                                           December 21, 2000


Dear Stockholder:


         You are cordially invited to attend the annual meeting of stockholders of DutchFork Bancshares, Inc. We will hold the meeting at Newberry Federal Savings Bank's Training/Meeting Room located at 1735 Wilson Road (entrance facing Alex Avenue), Newberry, South Carolina on Thursday, February 8, 2001 at 2:00 p.m., local time. This will be the first annual meeting since Newberry Federal Savings Bank converted from the mutual to stock form of organization on July 5, 2000.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Clifton D. Bodiford, CPA, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.



                                           Sincerely,

                                           /s/ J. Thomas Johnson

                                           J. Thomas Johnson
                                           Chairman of the Board, President
                                           and Chief Executive Officer

                           DUTCHFORK BANCSHARES, INC.
                                1735 Wilson Road
                         Newberry, South Carolina 29108
                                 (803) 321-3200

                    Notice of Annual Meeting of Stockholders

         On Thursday, February 8, 2001, DutchFork Bancshares, Inc. will hold its annual meeting of stockholders at Newberry Federal Savings Bank's Training/Meeting Room located at 1735 Wilson Road (entrance facing Alex Avenue), Newberry, South Carolina. The meeting will begin at 2:00 p.m., local time. At the meeting stockholders will consider and act on the following:

     1.   The election of two directors to serve for a term of three years;

     2. The approval of the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan;

     3. The ratification of the appointment of Clifton D. Bodiford, CPA as independent auditors for the Company for the fiscal year ending September 30, 2001; and

     4.   Such other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Only stockholders of record at the close of business on December 11, 2000 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Robert E. Livingston, III

                                             Robert E. Livingston, III
                                             Corporate Secretary



Newberry, South Carolina
December 21, 2000


IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                           DUTCHFORK BANCSHARES, INC.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of DutchFork Bancshares, Inc. ("DutchFork Bancshares" or the "Company") to be used at the annual meeting of stockholders of the Company. DutchFork Bancshares is the holding company for Newberry Federal Savings Bank ("Newberry Federal" or the "Bank"). The annual meeting will be held at the Bank's Training/Meeting Room located at 1735 Wilson Road (entrance facing Alex Avenue), Newberry, South Carolina on Thursday, February 8, 2001 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about December 21, 2000.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

         You are entitled to vote your DutchFork Bancshares common stock only if the records of the Company show that you held your shares as of the close of business on December 11, 2000. As of the close of business on December 11, 2000, a total of 1,560,550 shares of DutchFork Bancshares common stock were outstanding. Each share of common stock has one vote. The Company's Certificate of Incorporation provides that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

         If you are a beneficial owner of DutchFork Bancshares common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of DutchFork Bancshares common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

         The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the approval of the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan and the ratification of the appointment of Clifton D. Bodiford, CPA as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The plan will be adopted immediately upon the affirmative vote of a majority of the votes eligible to be cast at the annual meeting, in which case abstentions and broker non- votes will have the effect of a vote against the plan, or on July 6, 2001, if the plan is approved by a majority of the votes cast at the annual meeting, in which case abstentions and broker non-votes will have no effect on the voting. The ratification of Clifton D. Bodiford, CPA as independent auditors will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

         The Board of Directors of DutchFork Bancshares is sending you this proxy statement for the purpose of requesting that you allow your shares of DutchFork Bancshares common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of DutchFork Bancshares common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote FOR each of the nominees for director, FOR approval of the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan and FOR ratification of Clifton D. Bodiford, CPA as independent auditors.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your DutchFork Bancshares common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your DutchFork Bancshares common stock is held "in street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in the Newberry Federal Savings Bank ESOP and 401(K) Plan

         If you participate in the Newberry Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"), or if you hold shares of DutchFork Bancshares common stock through the Newberry Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust (the "401(K) Plan"), you will have received with this proxy statement a voting instruction form for each plan that reflects all shares you may vote under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. As of December 11, 2000, no shares have been allocated to participants' accounts under the ESOP. Therefore, for the sole purpose of voting on the matters presented at the annual meeting, each participant will be deemed to have one share allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(K) Plan, a participant is entitled to direct the trustee how to vote the shares in the DutchFork Bancshares, Inc. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received timely voting instructions. The deadline for returning your voting instructions to each plan's trustee is February 1, 2001.

                                 Stock Ownership

         The following table provides information as of December 11, 2000 about the persons known to DutchFork Bancshares to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                                Percent of
                                               Number of       Common Stock
Name and Address                             Shares Owned       Outstanding
--------------------------                  --------------   ----------------
Newberry Federal Savings Bank                 124,844(1)           8.00%
Employee Stock Ownership Plan
1735 Wilson Road
Newberry, South Carolina 29108

Terry Maltese                                 110,000(2)           7.05%
Sandler O'Neill Asset Management, LLC
780 Third Avenue, 30th Floor
New York, New York 10017

-----------------------------
(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. Subject to its fiduciary responsibility, the trustee will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which they have received voting instructions from participants. As of December 11, 2000, no shares had been allocated under the ESOP. Therefore, each ESOP participant is deemed to have one share of DutchFork Bancshares common stock in the ESOP allocated to his or her account for the sole purpose of providing voting instructions to the trustee. The trustee of the ESOP is First Bankers Trust Company.

(2) Based on information in a Schedule 13D filed jointly on November 20, 2000 with the Securities and Exchange Commission, Sandler O'Neill Asset Management, LLC, SOAM Holdings, LLC, Malta Partners, L.P., Malta Partners II, L.P., Malta Hedge Fund, L.P., Malta Hedge Fund II, L.P., Malta Offshore, Ltd. and Terry Maltese are deemed to be beneficial owners of 110,000, 99,000, 12,000, 32,900, 12,000, 42,100, 11,000 and 110,000 of
     these shares, respectively.

         The following table provides information as of December 11, 2000 about the shares of Company common stock that may be considered to be beneficially owned by each nominee for director nominated by the Board of Directors and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

                                          Number of     Percent of Common Stock
                  Name                  Shares Owned        Outstanding(1)
-------------------------------------   -------------  ------------------------

J. Thomas Johnson                         19,937(2)             1.28%
Robert E. Livingston, III                 17,500                1.12
Robert W. Owen                            10,000                0.64
Keitt Purcell                             20,000                1.28
Steve P. Sligh                            18,013                1.15
James E. Wiseman, Jr.                     25,268(3)             1.62
All directors and executive officers     110,718                7.09
as a group (6 persons)

------------
(1) Based on 1,560,550 shares of Company common stock outstanding and entitled to vote as of December 11, 2000.
(2)  Includes 1,000 shares owned by Mr. Johnson's mother.
(3) Includes 5,000 shares owned by Mr. Wiseman's mother and 2,768 shares held in his spouse's IRA.

                     Interests of Certain Persons in Matters
                                To Be Acted Upon

         After obtaining shareholder approval, DutchFork Bancshares and Newberry Federal will consider granting stock options and awards in the form of shares of common stock to directors, officers and employees of DutchFork Bancshares and Newberry Federal under the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan.

                       Proposal 1 -- Election of Directors

         The Company's Board of Directors consists of six members. Four directors are independent and two are members of management. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term, or until their respective successors have been elected and qualified, are Keitt Purcell and James E. Wiseman, Jr., both of whom are currently directors of DutchFork Bancshares and Newberry Federal.

         The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

         The Board of Directors recommends a vote "FOR" the election of both nominees.

         Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of September 30, 2000. The indicated period of service as a director includes the period of service as a director of Newberry Federal.

                    Board Nominees for Election of Directors

         Keitt Purcell is an active employee of Purcell's, an insurance and finance business. Age 77. Director since 1974.

         Dr. James E. Wiseman, Jr. is a retired dentist. Age 66. Director since 1993.

                         Directors Continuing in Office

         The following directors have terms ending in 2002:

         Dr. Robert E. Livingston, III is a board certified Ophthalmologist. Dr. Livingston has served as Corporate Secretary of DutchFork Bancshares and Newberry Federal since February 2000. Age 59. Director since 1993.

         Steve P. Sligh has worked in the banking industry for over 29 years. He joined Newberry Federal in July 1977. He served as Executive Vice President from 1989 until succeeding Mr. Johnson as President of Newberry Federal in January 2000. Mr. Sligh has served as Treasurer of Newberry Federal since January 2000 and has served as Executive Vice President, Treasurer and Chief Financial Officer of DutchFork Bancshares since February 2000. Age 51. Director since 1993.

         The following directors have terms ending in 2003:

         J. Thomas Johnson, Chairman of the Board for both DutchFork Bancshares and Newberry Federal, has worked in the banking industry for over 30 years. He joined Newberry Federal in September 1977 and served as President of Newberry Federal from 1984 until January 2000. Mr. Johnson has served as Chief Executive Officer of Newberry Federal since 1984 and has served as Chief Executive Officer and President of DutchFork Bancshares since February 2000. Age 54. Director since 1980.

         Dr. Robert W. Owen, Vice Chairman of the Board, is a retired pharmacist and business owner. Age 74. Director since 1968.

Meetings and Committees of the Board of Directors

         The Company and Newberry Federal conduct business through meetings and activities of their Boards of Directors and their committees. During the year ended September 30, 2000, the Board of Directors of the Company held 4 regular meetings and 2 special meetings and the Board of Directors of Newberry Federal held 12 regular meetings and 2 special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served.

         The Audit Committee, consisting of Robert E. Livingston, III, Keitt Purcell, Robert W. Owen and James E. Wiseman, Jr., receives and reviews all reports prepared by the Company's independent auditors. This committee met 2 times during the year ended September 30, 2000.

         The Compensation Committee, consisting of J. Thomas Johnson, Keitt Purcell, Robert W. Owen and James E. Wiseman, Jr., is responsible for all matters regarding the Company's and the Bank's employee compensation and benefit programs. This committee met one time during the year ended September 30, 2000.

         The Executive Committee, consisting of J. Thomas Johnson, Keitt Purcell and Steve P. Sligh, is authorized to act on all matters except as reserved by law to the full Board of Directors. This committee met one time during the year ended September 30, 2000.

         The Nominating Committee, consisting of the full Board of Directors, selects annually the nominees for election as directors. This committee met one time to select management's nominees for election as directors at this annual meeting. The Company's Bylaws provide for shareholder nominations of directors. See "Stockholder Proposals and Nominations."

Directors' Compensation

         Each director of Newberry Federal receives a monthly fee of $2,000. No separate fees are paid for service on the Company's Board of Directors.

                             Executive Compensation

Summary Compensation Table

         The following information is furnished for the Chief Executive Officer and the other executive officer of DutchFork Bankshares and Newberry Federal who received a salary and bonus of $100,000 or more during the year ended September 30, 2000.

                                               Annual Compensation
                                           ----------------------------
                                                                           Other Annual         All Other
Name and Position                          Year (1)  Salary(2)   Bonus    Compensation (3)  Compensation (4)
-----------------                          -------   --------   -------   ---------------   -----------------
J. Thomas Johnson                           2000      202,723   $57,707       $--               $30,973
   Chairman and Chief Executive Officer     1999     $174,533    72,007        --                31,527

Steve P. Sligh                              2000     $170,000   $57,707       $--               $16,304
   President and Treasurer                  1999      148,180    72,007        --                16,654

-----------------
(1) Compensation information for the year ended September 30, 1998 has been omitted as DutchFork Bancshares was neither a public company nor a subsidiary of a public company at that time.
(2) Salary in 2000 includes board of directors and board committee fees of $19,800 and $19,800 for Mr. Johnson and Mr. Sligh, respectively.
(3) Does not include perquisites and other personal benefits, the aggregate amount of which was less than $50,000 or 10% of the total annual salary and bonus reported.
(4) All other compensation in 2000 includes matching and discretionary contributions made under Newberry Federal's 401(k) Plan of $7,104 and $5,851, employer contributions credited under Newberry Federal's supplemental executive retirement plan of $12,369 and $5,661 and amounts attributable to the benefit of the executive officers pursuant to a split dollar life insurance arrangement of $11,500 and $4,792 for Mr. Johnson and Mr. Sligh, respectively.

Employment Agreements

         Employment Agreements. Effective July 5, 2000, Newberry Federal and DutchFork Bancshares entered into three-year employment agreements with Mr. Johnson and Mr. Sligh.

         Under the employment agreements the current base salaries for Mr. Johnson and Mr. Sligh are $182,923, and $150,200, respectively, which amounts are paid by Newberry Federal and maybe increased at the discretion of the Board of Directors or a committee authorized by the Bank. On the anniversary of the commencement date of the employment agreements, the term of the agreements may be extended for an additional year at the discretion of the Board. The agreements are terminable by Newberry Federal or DutchFork Bancshares at any time, by Mr. Johnson and Mr. Sligh if either executive is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. If Mr. Johnson or Mr. Sligh is terminated from employment without cause or upon either executive's voluntary termination following the occurrence of an event described in the preceding sentence, Newberry Federal would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

         The employment agreements also provide for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of DutchFork Bancshares or Newberry Federal. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, after a change in control, Mr. Johnson or Mr. Sligh is assigned duties inconsistent with the executive's position, duties, responsibilities and status immediately before such change in control.

         The maximum present value of the severance benefits under the employment agreements is 2.99 times Mr. Johnson's or Mr. Sligh's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The employment agreements provide that the value of the maximum benefit may be distributed, at the executive's election, in the form of a lump sum cash payment equal to 2.99 times the executive's base amount or a combination of a cash payment and continued coverage under Newberry Federal's health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times the executive's base amount. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the Company would not be entitled to deduct such amount.

         The employment agreements restrict Mr. Johnson's and Mr. Sligh's right to compete against DutchFork Bancshares and Newberry Federal for a period of one year from the date of termination of each executive's agreement if he voluntarily terminates employment, except in the event of a change in control.

         Executive Life Insurance Program. In 1995, Newberry Federal entered into split dollar life insurance agreements with Messrs. Johnson and Sligh to provide them with additional life insurance protection. In connection with the agreements, Newberry Federal has acquired life insurance which provides a death benefit of $1.0 million for each officer. Each officer pays the share of the annual premium attributable to the cost of the life insurance coverage they receive under the policies in an amount determined under federal tax law rules. Upon the termination of employment of Mr. Johnson or Mr. Sligh, Newberry Federal will receive a refund of premiums paid with respect to the policies, and the officer will have the option of continuing the policies at their expense. Newberry Federal has paid all required premiums with respect to the policies.

         Supplemental Executive Retirement Plan. Newberry Federal maintains a plan to provide for supplemental benefits that cannot be provided under the ESOP but for limitations imposed by the Internal Revenue Code to eligible individuals designated by the board of directors of Newberry Federal or its affiliates. An individual's benefits under the supplemental executive retirement plan will generally become payable at the same time benefits become payable under the ESOP.

         In addition to providing for benefits lost under tax-qualified plans as a result of limitations imposed by the Internal Revenue Code, the supplemental executive retirement plan also makes up lost ESOP benefits to designated individuals in connection with the participant's retirement or upon a change in control before the complete scheduled repayment of the ESOP loan. Generally, upon a participant's retirement or a change in control of Newberry Federal or DutchFork Bancshares before the complete repayment of the ESOP loan, this provision of the supplemental executive retirement plan provides the covered individual with a benefit equal to what the individual would have received under the ESOP and the ESOP loan had he remained employed throughout the schedule term of the ESOP loan less the benefits actually provided under the ESOP on behalf of such individual. An individual's benefits under the supplemental executive retirement plan will generally become payable upon the participant's retirement (in accordance with the standard retirement policies of Newberry Federal) or upon the change in control of Newberry Federal or DutchFork Bancshares.

             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on the Company's review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in DutchFork Bancshares common stock during the year ended September 30, 2000.

                          Transactions with Management

         Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. Newberry Federal's policy is not to make any new loans or extensions of credit to Newberry Federal's executive officers and directors at different rates or terms than those offered to the general public. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Newberry Federal's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the board of directors. The aggregate amount of loans by Newberry Federal to its executive officers and directors was approximately $589,000 at September 30, 2000. These loans were performing according to their original terms at September 30, 2000.

            Proposal 2 -- Approval of The Dutchfork Bancshares, Inc.
                         2001 Stock-Based Incentive Plan

         The Board of Directors of the Company is presenting for stockholder approval the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan, in the form attached to this proxy statement as Appendix A. The purpose of the plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors of the Company and the Bank, with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns, and reward employees for outstanding performance. The following is a summary of the material terms of the plan which is qualified in its entirety by the complete text of the plan.

General

         The plan authorizes the granting of options to purchase common stock of the Company and awards of restricted shares of common stock. Subject to certain adjustments to prevent dilution of awards to participants, the number of shares of common stock reserved for awards under the plan is 218,477 shares, consisting of 156,055 shares reserved for options and 62,422 shares reserved for restricted stock awards. All employees and non-employee directors of the Company and its affiliates are eligible to receive awards under the plan. The plan will be administered by a committee (the

"Committee") consisting of members of the Board of Directors who are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy awards under the plan. If authorized but unissued shares are used to satisfy restricted stock awards and the exercise of options granted under the plan, the resulting increase in the number of shares outstanding will dilute the holdings of existing stockholders. The Company may establish a trust under which the trustee will purchase, with contributions from the Company or the Bank, previously issued shares to fund the Company's obligation for restricted stock awards. As of the date of this proxy statement, no awards have been granted under the plan.

Types of Awards

         General. The plan authorizes the grant of awards in the form of: (1) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options which provide certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company); (2) options that do not so qualify (options which do not provide the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "non-statutory stock options"; and (3) grants of restricted shares of common stock. Each type of award may be subject to certain vesting or service requirements or other conditions imposed by the Committee.

         Options. Subject to the terms of the plan, the Committee has the authority to determine the amount of options granted to any individual and the date or dates on which each option will become exercisable and any other conditions applicable to an option. The exercise price of all options will be determined by the Committee but will be at least 100% of the fair market value of the underlying common stock at the time of grant. The exercise price of any option may be paid in cash, common stock, or any other form permitted by the Committee at its discretion. The term of options will be determined by the Committee, but in no event will an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to incentive stock options).

         All options granted under the plan to officers and employees may, at the discretion of the Committee, qualify as incentive stock options to the extent permitted under Section 422 of the Internal Revenue Code. Under certain circumstances, incentive stock options may be converted into non- statutory stock options. In order to qualify as incentive stock options under Section 422 of the Internal Revenue Code, the option must generally be granted only to an employee, must not be transferable (other than by will or the laws of descent and distribution), the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant, the term of the option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable for the first time in any calendar year. Notwithstanding the foregoing requirements, incentive stock options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of grant. Each non-employee director of the Company or its affiliates, as well as employees, will be eligible to receive non-statutory stock options.

         Unless the Committee determines otherwise, upon termination of an option holder's services for any reason other than death, disability, retirement, change in control or termination for cause, all then exercisable options will remain exercisable for three months following termination, or if sooner, the expiration  of the term of the  option.  If an  option  holder  dies or  becomes disabled all unexercisable options will become exercisable and remain exercisable for one year, or if sooner, the expiration of the term of the option. In the event of termination for cause, all exercisable and unexercisable options held by the option holder will be canceled. If an option holder retires, all unvested options will be canceled and all vested options will remain exercisable for one year following retirement. However, the Committee may permit all unvested stock options to continue to vest provided the option holder remains employed by the Company or the Bank as a consultant or advisor or continues to serve the Company or the Bank as a director, advisory director or director emeritus. Upon the occurrence of a change in control (except as otherwise provided by applicable law or regulation), all unexercisable options held by an option holder will become fully exercisable and remain exercisable for the term of the option. Incentive stock options exercised more than three months after an option holder has terminated service in connection with a change in control or retirement will be treated as non-statutory stock options for tax purposes.

         Under generally accepted accounting principles, compensation expense is generally not recognized with respect to the award of stock options.

         Restricted Stock Awards. Subject to the terms of the plan and applicable regulation, the Committee has the authority to determine the amounts of restricted stock awards granted to any individual and the dates on which restricted stock awards granted will vest or any other conditions which must be satisfied before vesting.

         Stock award recipients may also receive amounts equal to accumulated cash and stock dividends or other distributions (if any) with respect to shares awarded in the form of restricted stock. In addition, before vesting, recipients of restricted stock awards may also direct the voting of shares of common stock granted to them.

         Unless the Committee determines otherwise, upon termination of the services of a holder of a stock award for any reason other than death, disability, retirement or in connection with a change in control (except as otherwise provided by applicable law or regulation), all the holder's rights in unvested restricted stock awards will be canceled. If the holder of the stock award dies or becomes disabled, all unvested restricted stock awards held by such individual will become fully vested. If the holder of a stock award retires, all unvested restricted stock awards held by such individual will be canceled. However, the Committee may permit all unvested stock awards to continue to vest provided the holder of a stock award remains employed by the Company or the Bank as a consultant or advisor or continues to serve the Company or the Bank as a director, advisory director or director emeritus. Upon the occurrence of a change in control, all unvested stock awards held by a recipient will become immediately vested.

Federal Income Tax Treatment

         Options. An option holder will generally not be deemed to have recognized taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the common stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

         In the case of the exercise of a non-statutory stock option, an option holder will be deemed to have received ordinary income upon exercise of the option in an amount equal to the aggregate amount by which the fair market value of the common stock exceeds the exercise price of the option. If shares received through the exercise of an incentive stock option are disposed of before the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, except that the option holder will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes.

         Restricted Stock Awards. A participant who has been awarded restricted stock under the plan and does not make an election under Section 83(b) of the Internal Revenue Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. Any dividend paid to the recipient on the restricted stock at or before such time will be ordinary compensation income to the recipient and deductible as such by the Company.

         A recipient  of a  restricted  stock award who makes an election  under
Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

Amendments

         Subject to certain restrictions contained in the plan, the Board of Directors or the Committee may amend the plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an award without his or her permission and such amendment must comply with applicable law and regulation.

Adjustments

         If there is any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or if an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted awards, to prevent dilution, diminution or enlargement of the rights of the holder. All awards under the plan will be binding upon any successors or assigns of the Company.

Nontransferability

         Unless the Committee determines otherwise, awards under the plan will not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a non-statutory stock option as permitted under the Internal Revenue Code or federal securities laws and a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, if the participant dies.

Stockholder Approval, Effective Date of Plan and Regulatory Compliance

         The plan shall become effective: (i) immediately upon the affirmative vote of a majority of the votes eligible to be cast at the annual meeting or
(ii) on July 6, 2001, if the plan is approved by a majority of the votes cast at the annual meeting.

New Plan Benefits

         Following the effective date of the plan, the Company anticipates that awards will be made to eligible directors, officers and employees at levels consistent with peer institutions and prevailing industry practices. However, as of the date of this proxy statement, no decisions have been made regarding the granting of any options or stock awards under the plan.

         The Board of Directors recommends that you vote "FOR" approval of the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan.

               Proposal 3 -- Ratification of Independent Auditors

         The Board of Directors has appointed Clifton D. Bodiford, CPA to be the Company's independent auditors for the 2001 fiscal year, subject to ratification by stockholders. A representative of Clifton D. Bodiford, CPA is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

         If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Board of Directors will consider other independent auditors. The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of independent auditors.

                          Report of the Audit Committee

         The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of DutchFork Bancshares' independent auditors, accounting functions and internal controls. The Audit Committee is comprised of four directors, each of whom is independent under the The Nasdaq Stock Market, Inc.'s listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix B.

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in DutchFork Bancshares' Annual Report on Form 10-KSB for the year ended September 30, 2000 for filing with the Securities and Exchange Commission.

         Members of the Audit Committee:

         Robert E. Livingston, III
         Keitt Purcell
         Robert W. Owen
         James E. Wiseman, Jr.

                      Stockholder Proposals and Nominations

         The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than August 23, 2001. If next years annual meeting is held on a date more than 30 calendar days from February 8, 2002, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Company's Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days before the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                                  Miscellaneous

         The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of DutchFork Bancshares common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. The Company has retained Regan & Associates, Inc. to assist in soliciting proxies for a fee of $5,500.

         The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on December 11, 2000. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

         A copy of the Company's Form 10-KSB, without exhibits, for the fiscal year ended September 30, 2000, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the close of business on December 11, 2000 upon written request to Robert E. Livingston, III, Corporate Secretary, DutchFork Bancshares, Inc., 1735 Wilson Road, Newberry, South Carolina 29108.

         Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Robert E. Livingston, III

                                             Robert E. Livingston, III
                                             Corporate Secretary



Newberry, South Carolina
December 21, 2000

                                                                   APPENDIX A


                           DUTCHFORK BANCSHARES, INC.
                         2001 STOCK-BASED INCENTIVE PLAN


1.       DEFINITIONS

         (a)   "Affiliate"   means  any  "parent   corporation"  or  "subsidiary
corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

         (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

         (c) "Award Agreement" means a written agreement evidencing and setting forth the terms of an Award.

         (d) "Bank" means Newberry Federal Savings Bank, a federally-chartered savings bank.

         (e) "Board of Directors" means the board of directors of the Holding Company.

         (f) "Change in Control" of the Bank or the Holding Company shall mean an event of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency) at 12 C.F.R. Part 574, as in effect on the date of this Agreement; or
(iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

         (g) "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

         (i) "Common Stock" means the common stock of the Holding Company, par value $.01 per share.

         (j) "Conversion" means the conversion of the Bank from mutual to stock form of organization.

         (k) "Date of Grant" means the effective date of an Award.

         (l) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his or her duties or responsibilities to the Holding Company or an Affiliate.

         (m) "Effective Date" means the earlier of the date that Plan is approved by shareholders or July 6, 2001.

         (n) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

         (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (p) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

         (q) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

                  (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

                  (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

         (r) "Holding Company" means DutchFork Bancshares, Inc., a Delaware corporation.

         (s) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

         (t) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

         (u) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

         (v) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

         (w) "Participant" means any person who holds an outstanding Award.

         (x) "Performance Award" means an Award granted to a Participant pursuant to Section 9 of the Plan.

         (y) "Plan" means this DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan.

         (z) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

         (aa) "Stock Award" means an Award granted to a Participant  pursuant to
Section 8 of the Plan.

         (bb) "Termination for Cause" means termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

         (cc) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

         (dd) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.       ADMINISTRATION

         (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees, Outside Directors, and other individuals who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

         (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         (c) Each Award shall be evidenced by an Award Agreement containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option; (iii) the number of shares subject to the Award;
(iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

         (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the

Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.       TYPES OF AWARDS

         The following Awards may be granted under the Plan:

         (a)      Non-Statutory Stock Options.
         (b)      Incentive Stock Options.
         (c)      Stock Awards.

4.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 14 of the Plan, the number of shares reserved for Awards under the Plan is 218,477. Subject to adjustment as provided in Section 14 of the Plan, the number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 156,055. Subject to adjustment as provided in Section 14 of the Plan, the number of shares reserved for Stock Awards is 62,422. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.       ELIGIBILITY

         Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.       NON-STATUTORY STOCK OPTIONS

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Non- Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Terms of Non-Statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

         (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee; or (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family,
(iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this
Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

         (d) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (e) Termination of Employment or Service (Retirement). In the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the term of the Option; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Options shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director or director emeritus.

         (f) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period of one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (g) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (h) Acceleration Upon a Change in Control. In the event of a Change in Control, unless otherwise prohibited by law or regulations which, as of the effective date of the Change in Control, are applicable to the Plan as a result of the Conversion, all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Non-Statutory Stock Option regardless of termination of employment or service.

         (i) Payment. Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

         (j) Maximum Individual Award. No individual Employee shall be granted an amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

7.       INCENTIVE STOCK OPTIONS

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

         (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five
(5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

         (d) Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his or her lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

         (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (f) Termination of Employment (Retirement). In the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the term of the Option; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Options shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director or director emeritus. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

         (g) Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period of one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (h) Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (i) Acceleration Upon a Change in Control. In the event of a Change in Control, unless otherwise prohibited by law or regulations which, as of the effective date of the Change in Control, are applicable to the Plan as a result of the Conversion, all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Option regardless of termination of employment.

Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises Stock Options more than (3) months from the Participant's cessation of employment.

         (j) Payment. Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of shares of Common Stock.

         (k) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code
(relating to certain disqualifying dispositions) within 10 days of such disposition.

         (l) Maximum Individual Award. No individual Employee shall be granted an amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

8.       STOCK AWARDS

         The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

         (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

         (c) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

         (d) Termination of Employment or Service (Retirement). In the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

         (e) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

         (f) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

         (g) Acceleration Upon a Change in Control. In the event of a Change in Control, unless otherwise prohibited by law or regulations, which as of the effective date of the Change in Control, are applicable to the Plan as a result of the Conversion, all unvested Stock Awards held by a Participant shall immediately vest.

         (h) Maximum Individual Award. No individual Employee shall be granted an amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60-month period.

         (i) Issuance of Certificates. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided that, the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and DutchFork Bancshares, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of DutchFork Bancshares, Inc., 1735 Wilson Road, Newberry, South Carolina 29108 ."

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(h), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

         (j) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                  (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                  (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his or her lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                  (iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

         (k) Treatment of Dividends. Whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan (or at such other time as the Committee may determine with respect to a Participant), such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends or other distributions and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends or other distributions falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

         (l) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

         (m) Payment. Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.

9.       PERFORMANCE AWARDS

         (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company or an Affiliate. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

                  (i) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

                  (ii) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

                  (iii) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The
                           Common    Stock   may   be   issued    without   cash
                           consideration.

                  (iv)     A Participant's  interest in a Performance  Award may
                           not  be   sold,   assigned,   transferred,   pledged,
                           hypothecated, or otherwise encumbered.

                  (v) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award are subject to have been achieved.

10.      DEFERRED PAYMENTS

         The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any payment under the Plan otherwise due upon exercise of an Option. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

11.      METHOD OF EXERCISE OF OPTIONS

         Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

12.      RIGHTS OF PARTICIPANTS

         No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

13.      DESIGNATION OF BENEFICIARY

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.      DILUTION AND OTHER ADJUSTMENTS

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

         (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

15.      TAXES

         (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing;

provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan. Furthermore, Participants may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy tax obligations.

         (b) If any disqualifying disposition described in Section 7(k) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

16.      NOTIFICATION UNDER SECTION 83(b)

         The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.      AMENDMENT OF THE PLAN AND AWARDS

         (a) Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification or approval. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

         (b) Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

         (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

                  (i) Allowing any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the Date of Grant.

                  (ii) Allowing the Exercise Price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

         (d) Shareholder approval of any modification or amendment to the Plan or Award Agreement is not required if such modification or amendment is necessary to comply with the Office of Thrift Supervision regulations or policy.

         (e) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interest accounting is available.

18.      EFFECTIVE DATE OF PLAN

         The Plan shall become effective: (i) immediately upon the affirmative vote of a majority of the votes eligible to be cast at the Company's annual meeting; or (ii) on July 6, 2001 provided the Plan is approved only by a majority of the votes cast at the annual meeting.

19.      TERMINATION OF THE PLAN

         The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.      APPLICABLE LAW

         The Plan will be administered in accordance with the laws of the State of Delaware to the extent not pre-empted by applicable federal law.

21. TREATMENT OF UNVESTED, UNEXERCISED, OR NON-EXERCISABLE AWARDS UPON A CHANGE IN CONTROL

         In the event of a Change in Control where the Holding Company or the Bank is not the surviving entity, the Board of Directors of the Holding Company and/or the Bank, as applicable, shall require that the successor entity take one of the following actions with respect to all Awards held by Participants at the date of the Change in Control:

         (a) Assume the Awards with the same terms and conditions as granted to the Participant under this Plan;

         (b) Replace the Awards with comparable Awards, subject to the same or more favorable terms and conditions as the Awards granted to the Participant under this Plan, whereby the Participant will be granted common stock or the option to purchase common stock of the successor entity; or

         (c) Replace the Awards with an immediate cash payment of equivalent value.

22.      COMPLIANCE WITH CONVERSION REGULATIONS

         This Plan is intended to comply with 12 C.F.R. 563b.3(g)(4), as the same may be amended from time to time.

                                                                  APPENDIX B


                           DUTCHFORK BANCSHARES, INC.
                            CHARTER - AUDIT COMMITTEE

                                Mission Statement

         The committee's role is to assist the board of directors in overseeing all material aspects of DutchFork Bancshares, Inc.'s (the "Company") financial reporting, internal control and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The committee's role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

                                  Organization

         Committee Composition. The committee shall consist of at least three board members, a majority of whom shall be independent of management and the Company. Committee appointments, including selection of the committee chairperson, shall be approved annually by the full board.

         Meetings. The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the committee shall be declared when a majority of the appointed members of the committee are in attendance.

         External Resources. The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

                           Roles and Responsibilities

Communication with the Board of Directors and Management

         o The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, the board of directors, external and internal auditors and legal counsel, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel and the internal and external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee's responsibilities.

         o The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

         o The committee, through the committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full board.

         o The committee shall make recommendations to the full board regarding the compensation to be paid to the external auditors and its views regarding the retention of the external auditors for the upcoming fiscal year.

Review of the Internal Audit

         o If the internal auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

         o The committee shall meet with the internal auditors, at least annually, to review the status of the internal audit activities, any significant findings and recommendations by the internal auditors and management's response.

         o        The  committee  shall  review and  assess the annual  internal
                  audit  plan,   including  the  activities  and  organizational
                  structure of the internal audit function.

         o The internal audit function shall be responsible to the board of directors through the committee.

Review of the External Audit

         o        The committee shall meet with the external auditors,  at least
                  annually,   who  shall  report  all  relevant  issues  to  the
                  committee.

         o The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the stockholders.

         o The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review should include a determination of whether the annual financial statements are complete and consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views and the basis for audit conclusions. Any important conclusions on concerning the year-end audit work should be discussed well in advance of the public release of the annual financial statements.

         o The committee shall review annually the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

         o The committee shall review any important recommendations from the external auditors on financial reporting, controls or other matters, as well as management's response.

         o If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

Reporting to Stockholders

         o The committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements should be discussed well in advance of the public release of the interim financial statements.

         o The committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

         o The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

         o The committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (i) has reviewed and discussed the audited financial statements with management;
                  (ii) has discussed with the independent auditors the matters set forth in Statement of Auditing Standards No. 61; (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1; (iv) has discussed with the auditors their independence; and (iv) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-KSB.

         o The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

Regulatory Examinations

         o The committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

Committee Self Assessment and Education

         o        The  committee  shall  review,  discuss  and  assess  its  own performance as well as the committee role and responsibilities, seeking input from senior management, the full board and others.

         o The Committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the Company's business, results of operation and financial statements.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations. This is the responsibility of management.

                                 REVOCABLE PROXY
                           DUTCHFORK BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                February 8, 2001
                              2:00 p.m., Local Time

                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the official proxy committee of DutchFork Bancshares, Inc. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on February 8, 2001, at 2:00 p.m., local time, at Newberry Federal Savings Bank's Training/Meeting Room located at 1735 Wilson Road (entrance facing Alex Avenue), Newberry, South Carolina and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

     1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

          Keitt Purcell and James E. Wiseman, Jr.

                                                         FOR ALL
                FOR             VOTE WITHHELD            EXCEPT
                ---             -------------            ------
                |_|                  |_|                  |_|


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

     2. The approval of the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan.

                FOR                    AGAINST                  ABSTAIN
                ---                    -------                  -------
                |_|                      |_|                      |_|


     3. The ratification of the appointment of Clifton D. Bodiford, CPA as independent auditors of DutchFork Bancshares, Inc. for the fiscal year ending September 30, 2001.

                FOR                   AGAINST                   ABSTAIN
                ---                   -------                   -------
                |_|                     |_|                       |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed only if signed and dated. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as Director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

                                     Dated:________________________________



                                     -------------------------------------
                                     SIGNATURE OF STOCKHOLDER



                                     -------------------------------------
                                     SIGNATURE OF CO-HOLDER (IF ANY)


         The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement for the Annual Meeting and of an Annual Report to Stockholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.